EXHIBIT 10.1

LIMITED WAIVER REGARDING CREDIT AGREEMENT

THIS LIMITED WAIVER REGARDING CREDIT AGREEMENT (this “Limited Waiver”), dated as of March 26, 2009 (the “Effective Date”), is entered into by and among PIONEER SOUTHWEST ENERGY PARTNERS L.P., a Delaware limited partnership(the “Borrower”), each lender party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, WELLS FARGO BANK, N. A., as Syndication Agent, and BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”), the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of October 29, 2007, as amended by that certain Amendment to Credit Agreement, dated as of December 14, 2007, as further amended by that certain Second Amendment to Credit Agreement, dated as of February 15, 2008, as further amended by that certain Third Amendment to Credit Agreement, dated as of April 15, 2008, by and among the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent (as may be further amended or otherwise modified, the “Credit Agreement”); and

WHEREAS, Borrower and its Restricted Subsidiaries have entered into certain Swap Contracts with Qualified Counterparties with respect to approximately 45% or more of the forecasted production attributable to Oil and Gas Properties constituting proved developed producing reserves described in the most recent Reserve Report for all periods through December 31, 2011 (the “Existing Swap Contracts”); and

WHEREAS, the Borrower has requested that the Lenders, Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent waive certain provisions of the Credit Agreement and the Lenders party hereto, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent are willing to waive certain provisions of the Credit Agreement related to the Existing Swap Contracts as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined in this Limited Waiver, each capitalized term used in this Limited Waiver has the meaning assigned to such term in the Credit Agreement.

SECTION 2.	Limited Waiver of Section 6.11(b) of the Credit Agreement.

(a)       The Lenders party hereto, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent hereby waive the requirements of clause (b) of Section 6.11 of the Credit Agreement that the Borrower and its Restricted Subsidiaries shall have entered into, on or before

Limited Waiver Regarding Credit Agreement

April 1, 2009, and at all times thereafter maintain, Swap Contracts with Qualified Counterparties with respect to not less than 50% of the forecasted production attributable to Oil and Gas Properties constituting proved developed producing (PDP) reserves described in the most recent Reserve Report for the period from January 1, 2011 through December 31, 2011, so long as Borrower and its Restricted Subsidiaries maintain the Existing Swap Contracts with respect to such period.

(b)       The express waiver set forth in this Section 2 is limited to the extent described herein and shall not be construed as a waiver of any other agreement, covenant, or restriction set forth in the Credit Agreement, including Section 6.11(c), or any other Loan Document or of any other provision of, or time periods set forth in, clause (b) of Section 6.11 of the Credit Agreement, other than as specified herein. The L/C Issuer and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any other Loan Document.

SECTION 3.        Representations and Warranties, Etc. To induce the Lenders to enter into this Limited Waiver, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to this Limited Waiver:

(a)       each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;

(b)       the execution, delivery and performance of this Limited Waiver has been duly authorized by all requisite organizational action on the part of the Borrower;

(c)       the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)       no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

SECTION 4.        Ratification. The Borrower hereby ratifies, approves and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party and (b) all of the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 5.        Effectiveness. This Limited Waiver shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.

Limited Waiver Regarding Credit Agreement

(a)       The Administrative Agent shall have received duly executed counterparts of this Limited Waiver from the Borrower and the Required Lenders; and

(b)       The Administrative Agent shall have received (i) all reasonable documented out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Limited Waiver and related documents (including all reasonable documented fees, charges and disbursements of counsel to the Administrative Agent), and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.

SECTION 6.        Governing Law; Severability; Integration. THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. If any provision of this Limited Waiver, the Credit Agreement or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Limited Waiver, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Limited Waiver, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 7.        Execution in Counterparts. This Limited Waiver may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.

SECTION 8.        Successors and Assigns. This Limited Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.

SECTION 9.        Miscellaneous. (a) The execution, delivery and effectiveness of this Limited Waiver shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (b) this Limited Waiver is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (c) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Limited Waiver.

Limited Waiver Regarding Credit Agreement

SECTION 10.      ENTIRE AGREEMENT. THIS LIMITED WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Limited Waiver Regarding Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed as of the date first above written.

PIONEER SOUTHWEST ENERGY
PARTNERS L.P.

By: Pioneer Natural Resources GP LLC, its general
partner

By:	/s/ Richard P. Dealy
Name:	Richard P. Dealy
Title:	Executive Vice President and Chief
Financial Officer

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Limited Waiver Regarding Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

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Limited Waiver Regarding Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

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Limited Waiver Regarding Credit Agreement

WELLS FARGO BANK, N.A., as Syndication
Agent and a Lender

By:	/s/ Charles D. Kirkham
Name:	Charles D. Kirkham
Title:	Senior Vice President

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Limited Waiver Regarding Credit Agreement

BMO CAPITAL MARKETS FINANCING,
INC., as Documentation Agent and a Lender

By:
Name:	James V. Ducote
Title:	Director

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Limited Waiver Regarding Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

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Limited Waiver Regarding Credit Agreement

CITIBANK, N.A., as a Lender

By:
Name:	Ashish Sethi
Title:	Attorney-in-Fact

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Limited Waiver Regarding Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:
Name:	Marcus Tarkington
Title:	Director

By:
Name:	Heidi Sandquist
Title:	Vice President

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Limited Waiver Regarding Credit Agreement

DNB NOR BANK ASA, as a Lender

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Senior Vice President
Head of Corporate Banking

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

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Limited Waiver Regarding Credit Agreement

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Executive Direor

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Limited Waiver Regarding Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a
Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Senior Vice President

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Limited Waiver Regarding Credit Agreement

TORONTO DOMINION (TEXAS) LLC, as a
Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

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Limited Waiver Regarding Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

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Limited Waiver Regarding Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:
Name:	Daria Mahoney
Title:	Vice President

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Limited Waiver Regarding Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Kevin Joyce
Name:	Kevin Joyce
Title:	Vice-President

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